Exhibit 10.2

AMENDMENT TO STOCK REDEMPTION AGREEMENT

This Amendment to Stock Redemption Agreement (this “Amendment”) is made and entered into as of February 28, 2006 between Tidel Technologies, Inc., a Delaware corporation (the “Company”), and Laurus Master Fund, Ltd., a Cayman Islands company (the “Seller”).

Reference is made to the Stock Redemption Agreement dated as of January 12, 2006 (the “Agreement”) between the parties hereto. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

The parties hereto agree that the Agreement be and hereby is amended as follows:

Each of Section 4, Section 9(a) and Section 9(b) of the Agreement is amended by deleting the date “March 31, 2006” in the ultimate sentence thereof and substituting in lieu thereof the date “May 31, 2006” in each such section.

Except as specifically amended hereby, the Agreement shall remain in full force and effect and hereby is ratified and confirmed as so amended. This Amendment shall not constitute a novation, satisfaction and accord, cure, release or satisfaction of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement as amended by this Amendment, as though such terms and conditions were set forth herein and therein in full. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment.

This Amendment shall be governed by and construed and interpreted in accordance with the choice of law provisions set forth in, and shall be subject to the notice provisions of, the Agreement.

This Amendment may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year hereinabove first set forth.

TIDEL TECHNOLOGIES, INC.

By:	/s/ Mark K. Levenick
Name: Mark K. Levenick
Title: Interim Chief Executive Officer

LAURUS MASTER FUND, LTD.

By:	/s/ David Grin
Name: David Grin
Title: Director